Exhibit No. 32.2
Form 10-Q
ART International Corporation
File No. 0-16008

          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of ART International Corporation (the "Company") on Form 10-Q for the period ending August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Simon Meredith, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 16, 2004                      By: /s/ Simon Meredith
-------------------------                     -----------------------
                                              Simon Meredith
                                              Chief Financial Officer


A signed  original of this  written  statement  required by Section 906 has been provided to ART International Corporation and will be retained by ART International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.